UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 30, 2021, Cerberus Cyber Sentinel Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Catapult Acquisition Merger Sub, LLC (“Merger Sub”), Catapult Acquisition Corporation (“Catapult”), the shareholders of Catapult Acquisition Corporation (the “Catapult Shareholders”) and Darek Hahn, in his capacity as the shareholder representative (the “Shareholder Representative”). Pursuant to the Merger Agreement, Catapult agreed to merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of the Company. The Merger was to become effective as soon as practicable following completion of certain conditions to closing in the Merger Agreement (the “Effective Time”).

On July 26, 2021, the Company, Merger Sub, Catapult, the Catapult Shareholders and the Shareholder Representative entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) to provide, among other things, that Merger Sub would merge with and into Catapult, with Catapult surviving the Merger as a wholly-owned subsidiary of the Company. All issued and outstanding shares of common stock of Catapult immediately prior to the Effective Time will be converted into the right to receive an aggregate of up to 2,566,778 shares of common stock, par value $0.00001, of the Company (the “Cerberus Stock”), subject to a holdback of 256,678 shares of Cerberus Stock. The Effective Time was August 2, 2021.

Catapult, which operates under the brand name of VelocIT, offers enterprise solutions through a suite of products and services to small and medium sized businesses. Such suite of products and services include IT leadership, vector alerts, active directory management, server management, email management, antivirus services, LAN services, wireless management, firewall management, virtualization management, WAN services, SAN services, endpoint back-up, endpoint encryption and business continuity support. Catapult is based in Cranbury, New Jersey.

The foregoing description does not purport to describe all of the terms and provisions of the Amended and Restated Merger Agreement and is qualified in its entirety by reference to the Amended and Restated Merger Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The shares of the Company’s common stock issued to the Catapult Shareholders described under Items 1.01 and 2.01 above were not registered under the Securities Act of 1933, as amended, in reliance upon an exemption from registration under Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
10.1	Amended and Restated Agreement and Plan of Merger by and among Cerberus Cyber Sentinel Corporation, Catapult Acquisition Merger Sub, LLC, Catapult Acquisition Corporation, the shareholders of Catapult Acquisition Corporation and Darek Hahn dated July 26, 2021

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

August 2, 2021

3